UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37642	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8965 Research Dr., Suite 100
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

June 2018 Financing

On June 5, 2018, Ener-Core, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which it intends to issue to 12 accredited investors (each, an “Investor”) unregistered convertible senior secured promissory notes in principal amount of approximately $439,444 (the “Convertible Senior Notes”) and five-year warrants (each, a “Warrant”) to purchase an aggregate of 878,889 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at an exercise price of $0.30 per share (the “Warrant Shares”), with aggregate gross proceeds to the Company of $395,500 (the “June 2018 Financing”). The closing of the June 2018 Financing occurred on June 5, 2018.

Purchase Agreement

Pursuant to the terms of the Purchase Agreement, the Company agreed to sell and issue the Convertible Senior Notes and Warrants (collectively, the “Securities”) to the Investors with each Convertible Senior Note to be issued at a 10% original issue discount and with associated Warrants to purchase 2,000 shares of Common Stock for each $1,000 of principal amount of Convertible Senior Notes purchased by such Investor. The Purchase Agreement contains representations, warranties and covenants of the Investors and the Company that are typical for transactions of this type. The Company agreed to use the proceeds from the sale of the Securities for working capital and general corporate purposes.

The Purchase Agreement provides that upon the issuance by the Company of Convertible Senior Notes with an aggregate principal amount of at least $4,000,000 pursuant to the Purchase Agreement, the Company will become obligated to prepare and file a registration statement with the U.S. Securities and Exchange Commission for the purpose of registering the shares of Common Stock issuable upon conversion of the Convertible Senior Notes (the “Conversion Shares”) and the Warrant Shares.

Convertible Senior Notes

The Convertible Senior Notes will bear no ordinary interest, as the principal amount of the Convertible Senior Notes will include an original issue discount. Upon an Event of Default (as defined in the Convertible Senior Notes), however, the Convertible Senior Notes will bear interest at a rate of 10% per annum. The Convertible Senior Notes will mature on December 31, 2018; provided that, effective upon the issuance by the Company of Convertible Senior Notes for aggregate gross proceeds of at least $2,000,000 pursuant to the Purchase Agreement, the maturity date of the Convertible Senior Notes shall be December 31, 2020. The Convertible Senior Notes will rank pari passu with the outstanding convertible senior secured promissory notes of the Company issued in April 2015, May 2015, December 2016, September 2017, November 2017, December 2017, January 2018 and March 2018, and rank senior to the convertible unsecured promissory notes of the Company issued in September 2016 (the “Convertible Junior Notes”), as more fully set forth in the September Subordination Agreement (as defined below), as amended to date. The Convertible Senior Notes will be convertible at the option of the holder into Common Stock at an exercise price of $0.25 (as subject to adjustment therein) and will automatically convert into shares of Common Stock on the fifth trading day immediately following the issuance date of the Convertible Senior Notes on which (i) the Weighted Average Price (as defined in the Convertible Senior Notes) of the Common Stock for each trading day during a twenty trading day period equals or exceeds $5.00 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction) and no Equity Conditions Failure (as defined in the Convertible Senior Notes) has occurred. In addition, the Convertible Senior Notes will be convertible, via approved exchange in lieu of cash consideration in connection with a subsequent issuance by the Company of equity securities for cash consideration (a “Next Equity Financing”), into the securities of the Company to be issued in such Next Equity Financing, provided the Lead Investor (as defined in the Convertible Senior Notes) elects to participate in such Next Equity Financing. The Convertible Senior Notes will also contain a blocker provision that prevents the Company from effecting a conversion in the event that the holder, together with certain affiliated parties, would beneficially own in excess of either 4.99% or 9.99%, with such threshold to be determined by the holder prior to issuance, of the shares of Common Stock outstanding immediately after giving effect to such conversion.

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Upon an Event of Default and delivery to the holder of the Convertible Senior Note of notice thereof, such holder may require the Company to redeem all or any portion of its Convertible Senior Note at a price equal to 115% of the Conversion Amount (as defined in the Convertible Senior Notes) being redeemed. Additionally, upon a Change of Control (as defined in the Convertible Senior Notes) and delivery to the holder of the Convertible Senior Note of notice thereof, such holder may also require the Company to redeem all or any portion of its Convertible Senior Note at a price equal to 115% of the Conversion Amount being redeemed. Further, at any time from and after July 1, 2018 and provided that the Company has not received either (i) initial deposits for at least eight 2 MW Power Oxidizer units or (ii) firm purchase orders totaling not less than $3,500,000 and initial payment collections of at least $1,600,000, in each case during the period commencing on the issuance date of the Convertible Senior Notes and ending on June 30, 2018 (inclusive), the holder of the Convertible Senior Note may require the Company to redeem all or any portion of its Convertible Senior Note at a price equal to 100% of the Conversion Amount being redeemed (a “Holder Optional Redemption”); provided that, effective upon the issuance by the Company of Convertible Senior Notes for aggregate gross proceeds of at least $2,000,000 pursuant to the Purchase Agreement, a Holder Optional Redemption will no longer be permitted under the terms of the Convertible Senior Notes.

At any time after the issuance date of the Convertible Senior Notes, the Company may redeem all or any portion of the then outstanding principal and accrued and unpaid interest with respect to such principal, at 100% of such aggregate amount; provided, however, that the aggregate Conversion Amount to be redeemed pursuant to all Convertible Senior Notes must be at least $500,000, or such lesser amount as is then outstanding. The portion of the Convertible Senior Note(s) to be redeemed shall be redeemed at a price equal to the greater of (i) 110% of the Conversion Amount of the Convertible Senior Note being redeems and (ii) the product of (A) the Conversion Amount being redeemed and (B) the quotient determined by dividing (I) the greatest Weighted Average Price (as defined in the Convertible Senior Notes) of the shares of Common Stock during the period beginning on the date immediately preceding the date of the notice of such redemption by the Company and ending on the date on which the redemption by the Company occurs by (II) the lowest Conversion Price (as defined in the Convertible Senior Notes) in effect during such period.

The Convertible Senior Notes will contain a provision that prevents the Company from entering into or becoming party to a Fundamental Transaction (as defined in the Convertible Senior Notes) unless the Company’s successor entity assumes all of the Company’s obligations under the Convertible Secured Notes and the related transaction documents (the “Transaction Documents”) pursuant to written agreements in form and substance satisfactory to at least a certain number of holders of the Convertible Senior Notes.

In connection with the execution of the Purchase Agreement and issuance of the Convertible Senior Notes, Ener-Core Power, Inc., the Company’s wholly-owned subsidiary (the “Subsidiary”), entered into a Second Amendment to Guaranty, which amends that certain Guaranty, dated as of November 23, 2016, as amended to date, pursuant to which the Subsidiary has agreed to guarantee all of the obligations of the Company under the Purchase Agreement, the Convertible Senior Notes and the Transaction Documents.

Warrants

Each Warrant will be exercisable immediately in exchange for cash. In addition, unless all of the Warrant Shares that are subject to an exercise notice with respect to any Warrant are registered for resale pursuant to an effective registration statement and are issuable without any restrictive legend, such Warrant may also be exercised by way of a cashless exercise. The Warrants will also provide that the exercise price of each Warrant will be adjusted upon the occurrence of certain events such as stock dividends, stock splits and other similar events. The Warrants will include a blocker provision that prevents the Company from effecting any exercise in the event that the holder, together with certain affiliated parties, would beneficially own in excess of either 4.99% or 9.99%, with such threshold to be determined by the holder prior to issuance, of the shares of Common Stock outstanding immediately after giving effect to such exercise.

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The Warrants will contain a provision that prevents the Company from entering into or becoming party to a Fundamental Transaction (as defined in the Warrants) unless the Company’s successor entity assumes all of the Company’s obligations under the Warrants and the related transaction documents pursuant to written agreements in form and substance satisfactory to at least a certain number of holders of the Warrants.

The Securities to be issued to the Investors and the underlying shares of Common Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and will be sold and issued in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder (“Regulation D”). The Conversion Shares issuable to Investors upon conversion of the Convertible Senior Notes and the Warrant Shares issuable to Investors upon exercise of the Warrants were not registered under the Securities Act, or the securities laws of any state, and were offered in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D and may be sold upon exercise pursuant to an available exemption, including Section 4(a)(2) and Section 3(a)(9) of the Securities Act. Each Investor was an accredited investor (as defined in Rule 501 of Regulation D under the Securities Act) at the time of the June 2018 Financing.

Termination of Subordination and Intercreditor Agreement (November 2015)

On June 5, 2018, the Company, an investor and the collateral agent for the Company’s senior lenders agreed to terminate that certain Subordination and Intercreditor Agreement, dated as of November 2, 2015, as amended to date (the “Termination Agreement”), in connection with the cancellation of such investor’s subordinated debt.

Third Amendment to Subordination and Intercreditor Agreement (September 2016)

On June 5, 2018, the Company entered into a Third Amendment to Subordination and Intercreditor Agreement (the “Third Amendment to September Subordination Agreement”), which amends that certain Subordination and Intercreditor Agreement, dated as of September 1, 2016, as amended to date (the “September Subordination Agreement”), to provide that the Convertible Senior Notes issued pursuant to the Purchase Agreement, the convertible senior notes (the “2015 Notes”) issued pursuant to that certain securities purchase agreement dated as of April 22, 2015 (the “April 2015 SPA”) and that certain securities purchase agreement dated as of May 7, 2015 (the “May 2015 SPA”), as amended and/or restated to date, the convertible senior notes (the “2016 Notes”) issued pursuant to that certain securities purchase agreement dated as of November 23, 2016 (the “2016 SPA”), as amended to date, and the convertible senior notes (the “Bridge Notes”) issued pursuant to that certain securities purchase agreement dated as of September 19, 2017 (the “Bridge SPA”), as amended and/or restated to date, will rank pari passu as “Senior Note Debt” (as defined in the September Subordination Agreement).

Fourth Amendment to Pledge and Security Agreement

On June 5, 2018, the Company entered into a Fourth Amendment to Pledge and Security Agreement (the “Security Amendment Agreement”), which amends that certain Pledge and Security Agreement dated as of April 23, 2015, as amended to date (the “Security Agreement”), to provide for the grant by the Company and the Subsidiary (collectively, the “Grantors”) to the Investors of a security interest in all personal property (subject to certain exceptions specified therein) of the Grantors to secure all of the Company’s obligations to such Investors, such that the Investors and the holders of the 2015 Notes, 2016 Notes and Bridge Notes will each have a first priority perfected security interest in all of the current and future assets of the Company and direct and indirect subsidiaries of the Company, except for the Excluded Assets (as defined in the Security Agreement).

Amendment Agreement and Waivers

On June 5, 2018, the Company and certain investors holding 2015 Notes, 2016 Notes and Bridge Notes executed amendment agreement and waivers (“2015 Amendment Agreements”, “2016 Amendment Agreements”, and “Bridge Amendment Agreements”, respectively, and together, the “Amendment Agreements”) to (i) amend and waive the application of certain provisions of the April 2015 SPA, May 2015 SPA, 2016 SPA, and the Bridge SPA, as well as the 2015 Notes, 2016 Notes, and Bridge Notes in order to allow for issuance of the Convertible Senior Notes and to provide that the 2015 Notes, 2016 Notes, and Bridge Notes will rank pari passu with the Convertible Senior Notes; and (ii) amend each of the 2015 Notes, 2016 Notes and Bridge Notes to adjust the conversion price to $0.25 per share of Common Stock, and, effective upon the issuance by the Company of Convertible Senior Notes for aggregate gross proceeds of at least $2,000,000 pursuant to the Purchase Agreement, to (a) extend the maturity date of the 2015 Notes, 2016 Notes and Bridge Notes to December 31, 2020 and (b) remove the holders’ right of redemption under Section 7 of each 2015 Notes, 2016 Notes, and the Bridge Notes.

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The 2015 Amendment Agreements and the 2016 Amendment Agreements also amend each of the April 2015 SPA, May 2015 SPA, 2016 SPA, 2015 Notes and 2016 Notes to provide that effective upon the issuance by the Company of Convertible Senior Notes for aggregate gross proceeds of at least $2,000,000 pursuant to the Purchase Agreement, the covenants in the April 2015 SPA, May 2015 SPA, 2016 SPA, 2015 Notes and 2016 Notes that require the Company to commence trading of its Common Stock on a national securities exchange will be removed.

Third Amendments to Convertible Junior Notes

On June 5, 2018, the Company and certain investors holding Convertible Junior Notes executed Third Amendments to such Convertible Junior Notes (the “Convertible Junior Notes Amendments”) to adjust certain definitions to allow for issuance of the Convertible Senior Notes, to adjust the conversion price to $0.25 per share of Common Stock and to provide for the payment in kind of interest accrued and unpaid through June 30, 2018 with recommencement of accrual of interest payable in cash on July 1, 2018. The Convertible Junior Notes Amendments are binding upon the holders of all of the issued Convertible Junior Notes pursuant to the terms thereof.

The forms of Purchase Agreement, Termination Agreement, Third Amendment to September Subordination Agreement and Security Amendment Agreement are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The forms of Convertible Senior Note, Warrant, 2015 Amendment Agreement, 2016 Amendment Agreement, Bridge Amendment Agreement and Convertible Junior Note Amendment are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, to this Current Report on Form 8-K and are also incorporated herein by reference. The foregoing descriptions of these agreements and instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 3.02	Unregistered Sales of Equity Securities.

As more fully described in Item 1.01 above, which disclosure regarding the Convertible Senior Notes and Warrants is incorporated by reference herein, on June 5, 2018, the Company agreed to issue the Convertible Senior Notes and the Warrants to the Investors pursuant to the Purchase Agreement. The issuance of the Convertible Senior Notes is, and upon conversion of the Convertible Senior Notes in accordance with their terms, the issuance of the Conversion Shares will be, and the issuance of the Warrants is, and upon exercise of the Warrants in accordance with their terms, the issuance and sale of the Warrant Shares will be, exempt from registration pursuant to an exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, based on representations of the Investors, which included, in pertinent part, that each recipient is an “accredited investor” as that term is defined in Rule 501 of Regulation D, who is acquiring such Convertible Senior Note and Warrant for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that such investor understands that the Convertible Senior Note and Warrant may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2018, in connection with the previously announced separation of Alain J. Castro pursuant to the terms of that certain Separation Agreement and General Release of All Claims, dated December 17, 2017, Company’s Board of Directors (the “Board”) appointed Domonic J. Carney, Chief Financial Officer of the Company, as Interim President of the Company. In such capacity, Mr. Carney will assume the duties of the Company’s principal executive officer on an interim basis. The Board intends to review the compensation arrangements for Mr. Carney in an upcoming meeting of the Board or the Compensation Committee of the Board. Mr. Carney does not have any relationship with the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

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Mr. Carney was appointed as the Company’s Chief Financial Officer, Secretary and Treasurer effective on August 25, 2014. Until his appointment, Mr. Carney was an independent consultant providing finance, accounting and business strategy services. From March 30, 2012 to October 2012, Mr. Carney served as the chief financial officer for T3 Motion, Inc. (TTTM.PK), an electric vehicle technology company. From March 2005 to February 2012, Mr. Carney served as Chief Financial Officer for Composite Technology Corporation (CPTC.OB), a manufacturer of high efficiency carbon composite electric transmission conductors and renewable energy wind turbines. Mr. Carney has a Masters in Accounting from Northeastern University and a Bachelor’s Degree in Economics from Dartmouth College.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Convertible Senior Secured Promissory Note
4.2	Form of Warrant
4.3	Form of 2015 Amendment Agreement, effective as of June 5, 2018
4.4	Form of 2016 Amendment Agreement, effective as of June 5, 2018
4.5	Form of Bridge Amendment Agreement, effective as of June 5, 2018
4.6	Form of Third Amendment to Convertible Unsecured Promissory Notes issued in September 2016, effective as of June 5, 2018
10.1	Form of Securities Purchase Agreement, dated June 5, 2018, by and among Ener-Core, Inc. and certain investors set forth therein, including the form of Guaranty of Ener-Core Power, Inc.
10.2	Form of Termination Agreement, by and among Ener-Core, Inc., Ener-Core Power, Inc., Anthony Tang and Empery Tax Efficient, LP, effective as of June 5, 2018
10.3	Form of Third Amendment to Subordination and Intercreditor Agreement, dated September 1, 2016, by and among Ener-Core, Inc., Ener-Core Power, Inc., Longboard Capital Advisors LLC, Anthony Tang and Empery Tax Efficient, LP, effective as of June 5, 2018
10.4	Form of Fourth Amendment to Pledge and Security Agreement, dated April 23, 2015, by and among Ener-Core, Inc., Ener-Core Power, Inc. and Empery Tax Efficient, LP, effective as of June 5, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: June 6, 2018	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Convertible Senior Secured Promissory Note
4.2	Form of Warrant
4.3	Form of 2015 Amendment Agreement, effective as of June 5, 2018
4.4	Form of 2016 Amendment Agreement, effective as of June 5, 2018
4.5	Form of Bridge Amendment Agreement, effective as of June 5, 2018
4.6	Form of Third Amendment to Convertible Unsecured Promissory Notes issued in September 2016, effective as of June 5, 2018
10.1	Form of Securities Purchase Agreement, dated June 5, 2018, by and among Ener-Core, Inc. and certain investors set forth therein, including the form of Guaranty of Ener-Core Power, Inc.
10.2	Form of Termination Agreement, by and among Ener-Core, Inc., Ener-Core Power, Inc., Anthony Tang and Empery Tax Efficient, LP, effective as of June 5, 2018
10.3	Form of Third Amendment to Subordination and Intercreditor Agreement, dated September 1, 2016, by and among Ener-Core, Inc., Ener-Core Power, Inc., Longboard Capital Advisors LLC, Anthony Tang and Empery Tax Efficient, LP, effective as of June 5, 2018
10.4	Form of Fourth Amendment to Pledge and Security Agreement, dated April 23, 2015, by and among Ener-Core, Inc., Ener-Core Power, Inc. and Empery Tax Efficient, LP, effective as of June 5, 2018

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